UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2025

(Exact name of registrant as specified in charter)

Delaware	333-198772	90-0998139
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E 5th St., Suite 1900, Cincinnati, OH	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-704-3294

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”), and unless otherwise indicated, the terms “the Company,” “Alpha,” “we,” “us” and “our” refer to Alpha Investment Inc. and its subsidiaries.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of September 1, 2025, the Company appointed Mr. Jon S. Cummings IV, Chief Executive Officer of Omega Commercial Finance Corp., the majority shareholder of the Company, to succeed Mr. Todd C. Buxton as Chief Executive Officer and Chair. Mr. Cummings expressed his appreciation to Mr. Buxton for his dedicated service and leadership during his tenure.

Therefore, effective September 1, 2025, the Board of Directors formally appointed Mr. Jon S. Cummings IV, the Chief Executive Officer of Omega Commercial Finance Corp. and the majority shareholder of the Company, as the Chairman of the Board and Chief Executive Officer of Alpha Investment Inc. Mr. Cummings brings significant executive experience in corporate governance and corporate strategy. His appointment is expected to strengthen the Company’s leadership and support its long-term strategic initiatives.

There are no arrangements or understandings between Mr. Cummings and any other person pursuant to which he was appointed, nor are there any family relationships between Mr. Cummings and any director or executive officer of the Company that would require disclosure under Item 401(d) of Regulation S-K. Furthermore, there are no related-party transactions between Mr. Cummings and the Company that would require disclosure under Item 404(a) of Regulation S-K, except as previously disclosed.

Further, there are no related party transactions between Mr. Cummings and the Company that would require disclosure under Item 404(a) of Regulation S-K, except as previously disclosed.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No	Description
99.1	Press release announcing management change and strategic growth initiatives

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2025	ALPHA INVESTMENT INC.

	By:	/s/ Jon S. Cummings IV
Jon S Cummings, Chief Executive Officer

2